

ChromaDex Earnings Conference Call Fourth Quarter 2018

Rob Fried
Chief Executive Officer

Frank Jaksch
Co-Founder / Executive Chairman

Kevin Farr
Chief Financial Officer

Nasdaq: CDXC | March 7, 2019

Disclaimers

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as 2019 financial outlook, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Commission on March 7, 2019. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

About Non-GAAP Financial Measures

ChromaDex's non-GAAP financial measures exclude interest, tax, depreciation, amortization and share-based compensation for adjusted EBITDA. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex's financial results in accordance with GAAP.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

Q4 and Full Year 2018 Takeaways

- **Total net sales of $9.1 million in Q4 2018 (+20% YoY) and $31.6 million in FY 2018 (+49% YoY)**
- **Significant progress on strategy to build TRU NIAGEN into a global brand**
  - TRU NIAGEN net sales of $6.5 million in Q4 2018 (+143% YoY) and $18.5 million in FY 2018 (+238% YoY)
  - Continued strong sequential growth in TRU NIAGEN net sales (+24% in Q4 2018 vs Q3 2018)
- **Marketing efficiency improved by 820 bps in Q4 2018 versus Q3 2018**
  - Selling, marketing, and advertising expense of 51% of net sales in Q4 2018 compared to 60% in Q3 2018
- **Gross margin expansion (+110bps YoY in Q4 2018, +150bps YoY in FY 2018)**
  - Gross margin of 52.0% in Q4 2018 includes ~140 bps negative impact due to decision to wind down sales of two ingredients (Purple Corn and PURENERGY)
- **Laid a solid foundation for growth**
  - International expansion - Canada (regulatory approval to sell in all channels); New Zealand (with Matakana Superfoods)
  - Product launches - PRO line for Health Care Practitioners; Sports line with new NSF Int'l Certified for Sport certification
  - Partnerships – Watson's agreement extended through mid-September 2021; signed memorandum of understanding for creation of strategic partnership for aging research in Jiangxi Province, China
- **Entered into global license and supply agreement with Nestlé Health Science**
- **Reiterated cash flow break-even objective by Q4 2019 or early 2020**

Strong finish to the year and foundation for growth

Nestlé Supply and License Agreement

Market Size – 2018 Est.

Protein Based Nutrition Drinks(1)


~$2.0Bil
61%
Intl.
39%
U.S.

- Few major players
- Nestlé Health Science has a significant share

Medical Nutrition(2)


~$16Bil
76%
Intl.
24%
U.S.

- Few major players
- Nestlé Health Science has a significant share

Key Terms of the Agreement

- **Upfront payment:** $4MM
  - Cash received in Q1 2019
  - Amortized as revenue over minimum of three years
- **Nestlé exclusivity:**
  - Exclusive rights in medical nutrition
  - Co-exclusive rights in certain protein based beverages
- **Nestlé territories:**
  - North America, Europe, Latin America, ANZ, Japan
- **Product launch milestones**: Up to an aggregate of $6MM
- **Other revenue:**
  - Ingredient sales
  - Low to high single digit royalties on wholesale sales
- **Near-term hurdles:**
  - Technical feasibility, regulatory, market testing

Long-term opportunity to grow the TRU NIAGEN business

(1) Supplement Nutrition Drinks category per Euromonitor, in wholesale dollars.
(2) Medical Nutrition category per Grand View Research, in wholesale dollars.

For more information about Nestlé Health Science and its businesses, visit www.nestlehealthscience.com

Building a Global Brand



CANADA
Amazon
Truniagen.ca
UNITED KINGDOM
Amazon
PARTNERSHIPS
PARTNERSHIPS
HONG KONG
Watsons
September 2017
SINGAPORE
Watsons
January 2018
NEW ZEALAND
Matakana Superfoods
September 2018
PARTNERSHIPS

Management Team

Rob Fried – *Chief Executive Officer*
Board member since 2015, President, CEO & Director of Ideation Acquisition Corp. 2007-2009, Founder & CEO of Spiritclips LLC 2007-2017 (acquired by Hallmark Cards Inc. in 2012), and Academy Award and Emmy Award winning motion picture producer

Frank Jaksch - *Executive Chairman*
Co-founded ChromaDex in 2000

Kevin Farr – *CFO*
Former CFO, Mattel, Inc, 2000-2017
PriceWaterhouse, 10 years, CPA

Lisa Bratkovich – *Chief Marketing Officer*
Former SVP of Marketing, Guthy|Renker 2001-2016

Matthew Roberts – *Chief Scientific Officer*
Scientific Advisory Board Member of ChromaDex since November 2016
Over 25 years at Abbott, Nestlé and Nature's Bounty Co.

Mark Friedman – *General Counsel, Corporate Secretary*
Former EVP & General Counsel, Herbalife 2013-2018

Ben Shichman – *Chief Technology Officer*
Over 25 years of fast growing software and e-Commerce companies

David Burns – *Vice President - Marketing*
Former VP of Digital Acquisition, Guthy|Renker 2012-2018

Scientific Advisory Board



Charles Brenner, Ph.D.
Head of Biochemistry
University of Iowa

World's Foremost Authority on NAD Metabolism



Roger Kornberg, Ph.D.
Chairman
Professor of Structural Biology
Stanford University

Nobel Prize Winner, Chemistry, 2006



Rudolph Tanzi, Ph.D.
Kennedy Professor of Neurology
Harvard University

Leading Alzheimer's Researcher, TIME 100 Most Influential 2015



Dr. Bruce German
Chairman of Food, Nutrition, & Health
University of California, Davis

Leader in Food, Nutrition, & Wellness Innovation



Dr. Rob Beudeker
VP of Innovation
DSM

Leads innovation program for Human Nutrition and Health at DSM



Professor Sir John Walker, Ph.D.
Emeritus Director, MRC Mitochondrial Biology
University of Cambridge

Nobel Prize Winner, Chemistry, 1997

Scientific Update

Science Continues to Expand

- **28 human studies on nicotinamide riboside in various stages**
- **Three new clinical studies since prior update*:**
  - University of Colorado, Boulder, Dr. Douglas Seals (January 2019)
    - Follow-up to Martens 2018 study from University of Colorado, Boulder
      - Showed trends toward lower blood pressure and decreased arterial stiffness in patients taking NR
    - Investigate use of NR as a fasting mimetic to lower systolic blood pressure
    - More practical alternative to calorie restriction, which has been shown to be effective
  - Department of Neurology at Haukeland University Hospital, Dr. Charalampos Tzoulis (January 2019)
    - Determine if NR improves motor symptoms associated with Parkinson's Disease
    - Determine whether NR improves NAD metabolism by measuring levels of NAD in body fluids and muscle tissues relative to a control group
  - National Heart, Lung, and Blood Institute (NHLBI), Dr. Paul Hwang (December 2018)
    - Explore effects of NR supplementation on patient with Li-Fraumeni syndrome, an orphan disease
    - Patient has long-standing history of fatigue, muscle weakness & decreased mitochondrial function
- **About 170 MTAs signed with research institutes and Universities around the world (up ~10)**

* See "Science" section of Investor Relations website for link to complete list of studies

Recent Peer-Reviewed Publications*

- **Cell Reports** – Brenner – *"Maternal Nicotinamide Riboside Enhances Postpartum Weight Loss, Juvenile Offspring Development, and Neurogenesis of Adult Offspring"* – Jan. 2019
  - First study to examine the NAD metabolome and NR supplementation in the context of lactation and the postpartum period
  - Results show that NR supplementation confers significant and enduring physiological benefits on mothers and offspring
  - Rodent mothers supplemented with NR lost more weight and produced more milk than control counterparts
  - Offspring showed greater coordination, strength, and capacity for learning even weeks after weaning

* See "Science" section of Investor Relations website for link to complete list of publication

Financial Highlights

Q4 Net Sales Mix

Q4 2017



TRU NIAGEN Watson's/Other B2B 24%
TRU NIAGEN e-Commerce 11%
$7.5MM
NIAGEN Ingredient 40%
Core (1) 15%
Other Ingredients 10%

Q4 2018



TRU NIAGEN Watson's/Other B2B 14%
NIAGEN Ingredient 11%
TRU NIAGEN e-Commerce 57%
$9.1MM
Other Ingredients 6%
Core (1) 12%

- **TRU NIAGEN** net sales increased to **71% of net sales** in Q4 2018 compared to 35% in Q4 2017[2]
- **NIAGEN-related** net sales increased to **82% of net sales** in Q4 2018 compared to 75% in Q4 2017[3]

Successful transformation into a consumer-focused company with flagship product, TRU NIAGEN

(1) Core includes Analytical Reference Standards and Services
(2) TRU NIAGEN net sales include e-Commerce, Watson's/Other B2B
(3) NIAGEN-related sales include TRU NIAGEN and NIAGEN ingredient

Q4 Net Sales

Q4 2018 Net Sales
($ in millions)



e-Commerce
5.2
Watson's/Other B2B
1.3
NIAGEN Ingredient
1
Core (1)
1.1
Other Ingredients
0.5

TRU NIAGEN
$6.5

Growth Rates

	YoY % (vs Q4 2017)	QoQ % (vs Q3 2018)
	+548%	+18%
	-33%	+56%
	-68%	-4%
	+3%	+11%
	-34%	-42%
Total	+20%	+12%

Continued strong growth in e-Commerce, Watson's decline reflects tough comparison due to initial launch in 2017

(1) Core includes Analytical Reference Standards and Services

Full Year Net Sales

FY 2018 Net Sales
($ in millions)


e-Commerce
15
Watson's/Other B2B
3.5
NIAGEN Ingredient
5.2
Core (1)
4.5
Other Ingredients
3.4
TRU NIAGEN
$18.5
(+238% YoY)

Growth Rates YoY%
(vs FY 2017)

Segment	Growth Rates YoY% (vs FY 2017)
e-Commerce	+1,057%
Watson's/Other B2B	-16%
NIAGEN Ingredient	-33%
Core (1)	-1%
Other Ingredients	Flat
Total	+49%

Delivered 49% growth, driven by TRU NIAGEN, partially offset by expected declines in NIAGEN ingredient business

(1) Core includes Analytical Reference Standards and Services

Q4 vs Q3 2018 Key P&L Metrics

(in thousands)	Q4 2018	Q3 2018	Notes
Net Sales	**$ 9,067**	**$ 8,120**	TRU NIAGEN business up 24%
Gross Profit *% of Net Sales*	**4,711** *52%*	**4,361** *54%*	Negatively impacted by the wind down of Purple Corn and PURENERGY ingredients (140bps)
Selling and Marketing *% of Net Sales*	4,658 *51%*	4,837 *60%*	Marketing efficiency improved by 820bps driven by our e-Commerce business
Research and Development	1,275	1,350	Slightly down quarter-over-quarter
General and Administrative	6,943	6,770	Higher by $175K. Excluding legal fees and equity compensation expense, G&A expense up by $100K.
Other	75	-	Miscellaneous expense
Total Operating Expense	**12,951**	**12,957**	Flat quarter-over-quarter
Operating Loss	**$ (8,240)**	**$ (8,596)**	Slight improvement quarter-over-quarter

Q4 2018 Profit and Loss

(In thousands, except EPS)	Fourth Quarter Q4 2018		Q4 2017		Q4 2018 v. Q4 2017
Net Sales	**$**	**9,067**	$	7,531	20%
Gross Margin		**4,711**		3,835	+110bps
as a % of Net Sales		52%		51%	
Sales and Marketing		**4,658**		2,401	$2,257
as a % of Net Sales		51%		32%	
Research and Development		**1,275**		1,453	$178
as a % of Net Sales		14%		19%	
General and Administrative		**6,943**		8,759	$1,816
as a % of Net Sales		77%		116%	
Other		**75**		-	$75
as a % of Net Sales		1%		0%	
Total Operating Expenses		**12,951**		12,613	$338
as a % of Net Sales		143%		167%	
Operating Loss		**(8,240)**		(8,778)	$538
as a % of Net Sales		-91%		-117%	
Net Loss	**$**	**(8,218)**	$	(8,822)	$604
as a % of Net Sales		-91%		-117%	
EPS	**$**	**(0.15)**	$	(0.17)	$0.02

Q4 2018 Operating Loss vs 2017


+$0.9MM
-$0.3MM
(In millions)
(7.0)
(7.5)
(8.0)
(8.5)
(9.0)
(9.5)
(10.0)
(10.5)
(11.0)
(8.8)
0.8
0.1
(2.4)
1.6
0.1
0.2
0.2
(8.2)
Q4 FY17 Actual Operating Loss
Volume
Gross Margin Improvement
Ecommerce Sales & Marketing
Equity Comp (G+A)
Legal
R+D Decrease
Other S, G+A
Q4 FY18 Operating Loss

ChromaDex. TRU

FY 2018 Profit and Loss

(In thousands, except EPS)	Full Year 2018	Full Year 2017	2018 v. 2017
Net Sales	$ **31,557**	$ 21,201	49%
Gross Margin	**16,055**	10,477	+150bps
as a % of Net Sales	51%	49%	
Sales and Marketing	**16,537**	4,459	$12,078
as a % of Net Sales	52%	21%	
Research and Development	**5,478**	4,007	$1,471
as a % of Net Sales	17%	19%	
General and Administrative	**27,137**	17,642	$9,495
as a % of Net Sales	86%	83%	
Other	**75**	746	$671
as a % of Net Sales	0%	4%	
Total Operating Expenses	**49,227**	26,854	$22,373
as a % of Net Sales	156%	127%	
Operating Loss from Continuting Operations	**(33,172)**	(16,377)	$16,795
as a % of Net Sales	-105%	-77%	
Income from Discontinued Operations	-	5,152	N/A
Net Loss	$ **(33,316)**	$ (11,378)	$21,938
as a % of Net Sales	-106%	-54%	
EPS from Continuing Operations	$ **(0.61)**	$ (0.37)	$0.24
EPS from Discontinued Operations	$ -	$ 0.11	N/A

FY 2018 Operating Loss vs 2017


+$5.6MM
-$22.4MM
(In millions)
(5.0)
(10.0)
(15.0)
(20.0)
(25.0)
(30.0)
(35.0)
(40.0)
(16.4)
5.1
0.5
(12.1)
(4.7)
(1.5)
(1.0)
(0.7)
(2.4)
(33.2)
FY17 Operating Loss
Volume
Gross Margin Improvement
Ecommerce Sales Marketing
Legal
R+D Increase
Equity Comp (G+A)
IT
Other S, G+A
FY18 Operating Loss

Full Year Balance Sheet and Cash Flow Highlights

(in thousands)	12/31/18	12/30/17	Key Drivers
Cash	$ 22,616	$ 45,389	Cash used in operations to grow the business and slight increase in CapEx
Inventory	8,249	5,796	Investments to support growth in 2019
Accounts Payable	9,548	3,719	Increase in inventory, higher advertising and legal expenses
Operating Cash Flow	(20,908)	(9,804)	Investments to grow the TRU NIAGEN business, partially offset by tight working capital management
Capital Expenditures	$ (1,452)	$ (1,351)	Purchases of lab equipment, intangible assets (patents/trademarks), and leasehold improvements

Invested in future growth, tightly managed working capital

2018 Quarterly Cash Flow

(in thousands)	3/31/18	6/30/18	9/30/18	12/31/18
Net Loss	$ (8,443)	$ (8,050)	$ (8,606)	$ (8,218)
Cash From / (Used For) Operations	**(3,988)**	**(6,549)**	**(5,235)**	**(5,136)**
Cash From / (Used For) Investing	(161)	(1,113)	(82)	(419)
Cash From / (Used For) Financing	(202)	13	142	(43)
Net Increase / (Decrease) in Cash	**$ (4,351)**	**$ (7,648)**	**$ (5,175)**	**$ (5,598)**

Full Year 2018 Cash Flow vs 2017

(In thousands)	Twelve Months Dec. 2018	Dec. 2017
Net loss	$ (33,316)	$ (11,378)
Share-based Compensation	6,371	4,605
Depreciation and Amortization	842	716
Gain from Lab Sales & Other	-	(5,463)
Changes in Working Capital	5,195	1,715
Net cash used in operating activities	(20,908)	(9,804)
Capital Expenditures	(1,452)	(1,351)
Free Cash Flow	(22,360)	(11,156)
Other Long-term Asset	(323)	-
Proceed from Lab Sales	-	5,953
Net Cash From Financing Activities		
Capital Raise - Stock Issuance	-	46,594
Exercise of Options	529	3,038
Repurchase of Common Stock	(404)	-
Principal Payments on Capital Leases	(196)	(608)
Other Debt Costs	(19)	(75)
Net Change in Cash and Equivalents	$ (22,773)	$ 43,746

Highlights

- Changes in Working Capital improved, driven by change in A/P.

	2018 Δ	2017 Δ	YOY Δ
A/R	$ 979	$ 937	$ 42
Inventory	(2,453)	2,177	(4,630)
Prepaid expenses	78	(296)	374
A/P	5,829	(2,364)	8,193
Other accrued liabilities	762	1,261	(499)
	$ 5,195	$ 1,715	$ 3,480

ChromaDex. TN TRU

2019 Financial Outlook

(in thousands)	2017 Actual	2018 Actual	2019 Outlook	Key Drivers
Net Sales	$ 21,201	$ 31,557	Continued growth in sales of TRU NIAGEN	U.S. e-Commerce, Watson's international business, launches in certain new international markets, including cross border
Gross Margin % (as a % of net sales)	49%	51%	Continued improvement	Increased sales of TRU NIAGEN in e-Commerce business, supply chain cost savings
Selling, Marketing & Advertising (as a % of net sales)	21%	52%	Roughly flat in absolute dollars and down significantly as a % of net sales	Leverage investments in new customer acquisitions, diversify marketing strategies beyond digital and direct response marketing
General & Administrative	17,642	27,137	Roughly flat in absolute dollars	Management infrastructure largely built-out, legal costs primarily driven by investments to protect our IP
Free Cash Flow[1]	$ (11,156)	$ (22,360)	Cash Flow Break-Even by Q4 2019 or early 2020	Higher sales and gross margins, efficiency in TRU NIAGEN marketing, selling & advertising expense, leveraging fixed overhead investments

Continue to target cash flow break-even by Q4 2019 / early 2020

(1) Free Cash Flow = Cash from / (used for) Operating Activities minus Capital Expenditures

Appendix

ChromaDex. TN TRU NIAGEN

2017 – 2018 YTD Net Sales Summary

(In millions)

Description	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2017 FY	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 FY	Full Year 2017	Full Year 2018
Ecommerce	0.0	0.1	0.3	0.8	1.3	1.8	3.5	4.4	5.2	15.0	1.3	15.0
Watsons			2.3	1.8	4.1	0.8	0.3	0.7	1.2	2.9	4.1	2.9
International / Other			0.0	0.0	0.1	0.4	0.0	0.1	0.1	0.6	0.1	0.6
Total TRU NIAGEN	***0.0***	***0.1***	***2.6***	***2.7***	***5.5***	***3.0***	***3.7***	***5.2***	***6.5***	***18.5***	***5.5***	***18.5***
NIAGEN Ingredient	1.0	2.0	1.8	3.0	7.8	1.3	1.9	1.0	1.0	5.2	7.8	5.2
NIAGEN Related Revenues	***1.0***	***2.1***	***4.4***	***5.7***	***13.2***	***4.3***	***5.7***	***6.2***	***7.4***	***23.6***	***13.2***	***23.6***
Other Ingredients	1.1	0.9	0.7	0.7	3.4	1.1	0.9	0.9	0.5	3.4	3.4	3.4
CORE	1.3	1.2	1.0	1.1	4.6	1.2	1.2	1.0	1.1	4.5	4.6	4.5
Total Net Sales	***3.4***	***4.2***	***6.1***	***7.5***	***21.2***	***6.6***	***7.8***	***8.1***	***9.1***	***31.6***	***21.2***	***31.6***
TRU NIAGEN as % of Total Net Sales	***0%***	***3%***	***44%***	***35%***	***26%***	***46%***	***48%***	***64%***	***71%***	***58%***	***26%***	***58%***
TRU NIAGEN as % of Total NIAGEN Related Revenue	***1%***	***7%***	***60%***	***47%***	***41%***	***71%***	***66%***	***84%***	***87%***	***78%***	***41%***	***78%***
NIAGEN Related Revenues as % of Total Net Sales	***29%***	***50%***	***73%***	***75%***	***62%***	***65%***	***73%***	***77%***	***82%***	***75%***	***62%***	***75%***
YOY Growth Rate - Net Sales												
Total Company	-42%	-43%	55%	69%	-2%	95%	85%	33%	20%	49%		49%
NIAGEN Related	-68%	-48%	204%	158%	22%	337%	168%	40%	31%	79%		79%
Total TRU NIAGEN	N/A	N/A	N/A	N/A	N/A	21550%	2528%	97%	143%	238%		238%
Sequential Growth Rate - Net Sales												
Total Company		25%	44%	24%		-13%	19%	4%	12%			
NIAGEN Related		115%	110%	28%		-24%	32%	10%	19%			
Total TRU NIAGEN		914%	1764%	1%		14%	23%	40%	24%			

Reconciliation of Non-GAAP Financial Measures

ChromaDex Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(In thousands)

	Three months ended		Years ended	
	Dec. 31, 2018	Dec. 30, 2017	**Dec. 31, 2018**	Dec. 30, 2017 (1)
Net loss, as reported	**$ (8,218)**	$ (8,822)	**$ (33,316)**	$ (16,530)
Adjustments:				
Interest expense (income)	**(22)**	44	**79**	153
Depreciation	**171**	114	**607**	341
Amortization of intangibles	**60**	58	**235**	206
Share-based Compensation	**1,985**	3,394	**6,371**	4,605
Adjusted EBITDA	**$ (6,024)**	$ (5,212)	**$ (26,024)**	$ (11,225)

(1) For the year ended December 30, 2017, the presented amounts are for continuing operations.

NIAGEN® has Reached the Significant Milestone of **28 Registered Human Investigations**[(1)]

Preclinical Research

More than 100 preclinical peer-reviewed studies have been published investigating the science behind NIAGEN®

Human Studies

28 trials are currently registered on clinicaltrials.gov

At least 10 more are in planning and not yet registered

Clinical Health Outcomes

4 published clinical trials of NIAGEN® led the way

New trials are now examining clinically relevant health outcomes

(1) There are 28 ongoing, completed, and published clinical trials currently registered on clinicaltrials.gov to investigate the pharmacokinetics and therapeutic effects of NR. An additional five clinical trials are registered to test NR in combination with other ingredients, for a total of 33.

ChromaDex

Neurological, Cardiovascular Health, and Obesity are the Most Prominent Human Clinical Research Areas for NIAGEN®

	NEUROLOGICAL	CARDIOVASCULAR	OBESITY	OTHER
Human Studies	**34 %**	**28 %**	**19 %**	**19 %**
Conditions Studied	- Parkinson disease - Mild cognitive impairment - Neuropathies - Mild concussion - Ataxia telangiectasia	- Heart failure - Hypertension - Arterial stiffness - Vascular function	- Type 2 diabetes (Insulin sensitivity) - Weight loss - Altered glucose and lipid metabolism - Non-alcoholic fatty liver	- Immunity/Inflammation - Aging - Chronic kidney disease - Sarcopenia

Note: Based on trials listed on clinicaltrials.gov and ChromaDex Material Transfer Agreements – studies in progress or in planning.

ChromaDex. TRU NIAGEN

Contact Info

Brianna Gerber

Senior Director of FP&A and Investor Relations

T: +1.949.344.3782

BriannaG@chromadex.com

www.chromadex.com